UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 23, 2010
K12 Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 483-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Merger Agreement
     On July 23, 2010, K12 Inc., a Delaware corporation (the “Company” or “K12”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Kayleigh Sub Two LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“LLC Merger Sub”), Kayleigh Sub One Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Corporate Merger Sub”), KCDL Holdings, LLC, a Delaware limited liability company (“Seller”), and KC Distance Learning, Inc., a Delaware corporation and a wholly-owned subsidiary of Seller (“KCDL”). Pursuant to the terms of the Merger Agreement, (i) KCDL merged with Corporate Merger Sub, with KCDL continuing as the surviving corporation of the merger (the “First Merger”), and (ii) immediately after the First Merger, KCDL (as the surviving corporation of the First Merger) merged with LLC Merger Sub, with LLC Merger Sub continuing as the surviving entity of the merger (the “Second Merger” and together with the First Merger, the “Mergers”). The Mergers were consummated on July 23, 2010 following the execution of the Merger Agreement.
     As a result of the Mergers, the surviving entity of the Second Merger (which is the predecessor in interest to KCDL) is now a wholly-owned subsidiary of K12. The acquisition of KCDL as a result of the Mergers is referred to as the “Acquisition.” KCDL provides (i) accredited online education directly to families through its Keystone School private school business, (ii) online curriculum and instruction for schools and districts through its Aventa Learning business, and (iii) statewide online schools operated in partnership with public school districts or charter school management organizations to serve the education needs of students in grades 3-12 through its iQ Academies business.
     As consideration in the First Merger, the Company issued a total of 2,750,000 shares of a new series of preferred stock designated as Series A Special Stock, par value $0.0001 per share, of the Company (“Series A Special Stock”). The shares of Series A Special Stock have the terms described below. The Merger Agreement includes a customary adjustment for the net working capital and closing debt of KCDL as of the closing of the Acquisition.
     The Company designated the Series A Special Stock in a Certificate of Designations, Preferences and Relative and Other Special Rights of Series A Special Stock (the “Series A Certificate of Designations”). The Series A Certificate of Designations was filed with the Secretary of State of the State of Delaware and became effective on July 23, 2010. Under the Series A Certificate of Designations, upon issuance of the shares of Series A Special Stock in the Mergers, the holders of the Series A Special Stock have no voting rights and no rights of conversion. However, by the terms of the Series A Special Stock, from and after the approval of voting rights and rights of conversion of the Series A Special Stock by the holders of the outstanding shares of K12 Common Stock as required by the rules of the New York Stock Exchange, the Series A Special Stock shall be entitled to vote on all matters presented to the holders of K12 Common Stock (other than for the election and removal of directors, on which the holders of Series A Special Stock shall have no vote) and the Series A Special Stock shall be convertible into an equal number of shares of common stock, par value $0.0001 per share, of the Company (“K12 Common Stock”), subject to anti-dilution adjustments, at the election of the holder or automatically upon transfer to any person other than an affiliate of Seller (or, as of the stockholder approval, ownership by any person other than Seller or an affiliate of Seller). Holders of the Series A Special Stock have a par value liquidation preference and are entitled to participate on a pro rata basis in all dividends and distributions made to holders of the K12 Common Stock. In the event that the holders of the K12 Common Stock do not approve the voting rights and rights of conversion of the Series A Special Stock by the first anniversary of the closing of the Mergers, the Series A Special Stock shall be redeemable at the option of the holder or the Company at a price per share of the greater of $22.95 or the price per share of the K12 Common Stock as of the date of redemption. Pursuant to the Merger Agreements, the Company has agreed to hold a meeting of stockholders to obtain the approval of the Company’s stockholders to the approval of the voting rights and rights of conversion of the Series A Special Stock.
     The Merger Agreement includes customary representations, warranties and covenants of the parties to the Merger Agreement, including representations and warranties regarding KCDL and its businesses.

     The Merger Agreement also includes certain post-closing indemnification obligations of the parties to the Merger Agreement, including mutual indemnification obligations for damages resulting from breaches of representations or noncompliance with covenants. These indemnification obligations are subject to limitations as provided in the Merger Agreement, including limitations on the survival of rights to bring claims, deductibles and maximum aggregate collectible amount limitations.
     Voting Agreement
     Concurrently with the execution of the Merger Agreement, the Company, Corporate Merger Sub, LLC Merger Sub and certain stockholders of the Company who are affiliates of Seller entered into a Voting Agreement (the “Voting Agreement”). Pursuant to the Voting Agreement, the stockholders of the Company party thereto agreed to vote in favor of the approval of voting and conversion rights of the Series A Special Stock by the Company’s stockholders and have granted a representative of the Company a proxy to vote such shares in the event the stockholders do not vote in accordance with their obligations under the Voting Agreement. The stockholders of the Company party to the Voting Agreement own an aggregate of 5,230,631 shares of K12 Common Stock.
     Stockholders Agreement
     Concurrently with the execution of the Merger Agreement, the Company, Seller, and certain stockholders of the Company who are affiliates of Seller entered into a Stockholders Agreement (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, Seller and the other stockholders party to the agreement agreed to a standstill limitation regarding actions related to the acquisition of shares of voting securities of the Company for a term of one year. In addition, Seller and the other stockholders party to the agreement have agreed to be bound by transfer restrictions on their shares of stock of the Company (including the Series A Special Stock acquired in the Mergers) for a term of up to one year from the date of the closing of the Mergers, and the Company has agreed to grant Seller and the other stockholders party to the agreement demand registration rights related to the shares acquired in the Mergers. The Company has agreed that it will pay interest to the holders of Series A Special Stock and has agreed to limitations of the operations of its business if the stockholders of the Company do not approve the voting rights and rights of conversion of the Series A Special Stock and the Company is required to redeem the Series A Special Stock and fails to do so.
     The Merger Agreement, Series A Certificate of Designations, Voting Agreement and Stockholders Agreement are attached as Exhibit 2.1, Exhibit 3.1, Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K. The summary descriptions of the Merger Agreement, Series A Certificate of Designations, Voting Agreement and Stockholders Agreement in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to each such agreement or instrument, which are incorporated herein by reference. The Merger Agreement contains representations and warranties the parties to the agreement made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract by and among the Company, Seller and the other parties thereto and may be subject to important qualifications and limitations agreed to by Company, Seller and the other parties thereto in connection with negotiating its terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among Company, Seller and the other parties thereto rather than establishing matters as facts.
*       *       *       *
Additional Information and Where to Find It
     K12 plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed approval of voting rights and rights of conversion of the Series A Special Stock by the holders of the outstanding shares of K12 Common Stock. The proxy statement will contain important information about the Acquisition and the Series A Special Stock and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by K12 through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement when it becomes available from K12 by contacting Investor Relations by telephone at (703) 483-7000, by mail at K12 Inc., Investor Relations, 2300 Corporate Park Drive, Herndon, Virginia 20171, or by going to K12’s Investor Relations page at www.k12.com.
Participants in Solicitation
     K12 and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of K12 in connection with the solicitation of the proposed approval of voting rights and rights of conversion of the Series A Special Stock. Information regarding the interests of these directors and executive officers will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in K12’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on October 19, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov and from K12 by contacting Investor Relations by telephone at (703) 483-7000, by mail at K12 Inc., Investor Relations, 2300 Corporate Park Drive, Herndon, Virginia 20171, or by going to K12’s Investor Relations page at www.k12.com.
Note on Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include the risks and uncertainties related to KCDL and the Acquisition, the timing of the meeting of stockholders to approve the voting rights and rights of conversion of the Series A Special Stock, the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, the ability to realize the expected synergies resulting for the transaction in the amounts or in the timeframe anticipated, the ability to integrate KCDL’s businesses into those of K12 in a timely and cost-efficient manner, and risks and uncertainties associated with K12 and its business described in K12’s filings with the Securities and Exchange Commission. Although K12 believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. K12 undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in K12’s expectations except as required by law.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On July 23, 2010, the Company completed the Acquisition. KCDL’s primary assets consist of customer and supplier agreements and intellectual property. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Seller is an affiliate of Learning Group LLC, which, together with certain affiliates and other members of its reporting group, has beneficial ownership of approximately 5,200,000 shares of K12 Common Stock according to the Schedule 13G/A filed by such persons on February 12, 2010. The consideration to be paid in the Acquisition was determined on an arm’s length basis and, in connection with the approval of the Acquisition, the board of directors of the Company received an opinion from Duff & Phelps LLC that the consideration paid in the Acquisition was fair from a financial point of view to K12 and its stockholders (other than Learning Group LLC and its affiliates) as of the date of the opinion.
Item 3.02. Unregistered Sales of Equity Securities.
     On July 23, 2010, the Company issued 2,750,000 shares of Series A Preferred Stock in connection with the Mergers. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.
     On July 23, 2010, the Company filed the Series A Certificate of Designations with the Secretary of State of the State of Delaware and issued 2,750,000 shares of Series A Preferred Stock in connection with the Mergers. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year
     On July 23, 2010, in connection with the Mergers, the board of directors of the Company approved the Series A Certificate of Designations, which was filed with the Secretary of State of the State of Delaware and became effective on July 23, 2010. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. Other Events.
     On July 26, 2010, the Company issued a press release announcing the Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired. To be filed by amendment. Pursuant to Item 9.01 of Form 8-K, the Company hereby undertakes to file any financial statements required in response to this item related to the Acquisition in an amendment to the Current Report on Form 8-K not later than 71 calendar days after the date that this Form 8-K must be filed.
     (b) Pro Forma Financial Information. To be filed by amendment. Pursuant to Item 9.01 of Form 8-K, the Company hereby undertakes to file any pro forma financial information required in response to this item in an amendment to the Current Report on Form 8-K not later than 71 calendar days after the date that this Form 8-K must be filed.
     (d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger Agreement, dated as of July 23, 2010, by and among K12 Inc., Kayleigh Sub Two LLC, Kayleigh Sub One Corp., KC Distance Learning, Inc. and KCDL Holdings, LLC.

3.1	Certificate of Designations, Preferences and Relative and Other Special Rights of Series A Special Stock, effective as of July 23, 2010.

4.1	Voting Agreement, dated as of July 23, 2010, by and among K12 Inc., Kayleigh Sub Two LLC, Kayleigh Sub One Corp., Learning Group LLC, Learning Group Partners, Knowledge Industries LLC and Cornerstone Financial Group LLC.

4.2	Stockholders Agreement, dated as of July 23, 2010, by and among K12 Inc., KCDL Holdings LLC, Learning Group LLC, Learning Group Partners, Knowledge Industries LLC and Cornerstone Financial Group LLC.

99.1	Press Release, dated July 26, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.
July 26, 2010	By:	/s/ Howard D. Polsky
		Name:	Howard D. Polsky
		Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger Agreement, dated as of July 23, 2010, by and among K12 Inc., Kayleigh Sub Two LLC, Kayleigh Sub One Corp., KC Distance Learning, Inc. and KCDL Holdings, LLC.

3.1	Certificate of Designations, Preferences and Relative and Other Special Rights of Series A Special Stock, effective as of July 23, 2010.

4.1	Voting Agreement, dated as of July 23, 2010, by and among K12 Inc., Kayleigh Sub Two LLC, Kayleigh Sub One Corp., Learning Group LLC, Learning Group Partners, Knowledge Industries LLC and Cornerstone Financial Group LLC.

4.2	Stockholders Agreement, dated as of July 23, 2010, by and among K12 Inc., KCDL Holdings LLC, Learning Group LLC, Learning Group Partners, Knowledge Industries LLC and Cornerstone Financial Group LLC.

99.1	Press Release, dated July 26, 2010.